soundshorefund.com	1 (800) 551-1980

March 31, 2025

Dear Investor:

The Sound Shore Fund Investor Class (SSHFX) and Institutional Class (SSHVX) declined 1.93% and 1.89%, respectively, in the first quarter of 2025, trailing the Russell 1000 Value Index (Russell Value) which advanced 2.14%, and ahead of the Standard & Poor’s 500 Index (S&P 500) which declined 4.27%. The three year annualized advances for SSHFX of 8.43% and for SSHVX of 8.64% were ahead of the Russell Value’s 6.64% and behind the S&P 500’s 9.06%. As long-term investors, we highlight that Sound Shore’s 35 year annualized returns of 10.13% and 10.41%, for SSHFX and SSHVX, respectively, as of March 31, 2025, were ahead of the Russell Value at 9.81% and trailed the S&P 500 at 10.56%.

We are required by FINRA to say that: Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please visit the Fund’s website at www.soundshorefund.com.

After a strong finish to 2024, Sound Shore gave back a portion of our gains in the first quarter of 2025, finishing down 1.9%. While the Russell Value edged higher 2.1%, most of the broad indices were off with the S&P 500 declining 4.3%, Nasdaq 100 Index down 10.3% and the small cap Russell 2000 Index down 9.5%. Policy change in the United States and abroad added to the existing debate regarding inflation, economic growth and uncertainty.

Some of our holdings were disproportionally impacted. For example, certain parts of health care sold off on possible regulatory changes, and one of our best contributors from 2024, Teva Pharmaceutical, was not immune. Teva develops, manufactures and markets generic and specialty drugs focused on neurological and respiratory diseases. Following a period of poor capital allocation decisions by prior management teams, in 2023 we were able to invest at a very attractive 4 times earnings and with a 20%+ free cash flow yield. New leadership has focused on execution and pipeline development, leading to upward inflection in margins and positive clinical trial results. Teva remains remarkably cheap and we added to our position on recent price weakness.

Along with concerns about a slowing economy and consumer spending, holdings PayPal and Disney fell after strong finishes to 2024, despite both having very solid balance sheets. Notwithstanding the economic worries, each has internal change that is driving improved profitability. PayPal is a digital and mobile payments pioneer that we were able to add to the portfolio in the third quarter of 2024 when it was trading below normal at 16 times earnings. A new management team, led by Intuit veteran Alex Chris, has targeted improvements in product and pricing to help drive margins higher. With $5.5 billion in net cash on the balance sheet, including long-term investments, the company is buying approximately 6% of the outstanding shares annually and PayPal remains a full position. Similarly, media and entertainment leader Disney was lower after giving back a portion of its prior YTD gains. With an impressive breadth of content to drive market share and a steady, cash generating Experiences business (parks, resorts, cruises), we believe Disney is uniquely well positioned. The company’s media unit is growing while content spending has come down. We believe their streaming business, which includes ESPN and Hulu, is undervalued and management is raising prices for the service. Trading below 14 times earnings power with a strong balance sheet, renewed dividend and $3 billion annual share buyback program, Disney is an attractive risk/reward with potential to grow both in the US and abroad.

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Even within the uncertain market environment, we were encouraged by stability throughout our portfolio. Check Point Software Technologies, an information technology security provider, was our top contributor for the period. A leader in what has become a critical focus for businesses, cyber security solutions, Check Point gained after announcing improved bookings and a positive revenue outlook for 2025. We added the position to the portfolio early in 2024 when it was trading at a below normal 17 times earnings. The company is growing earnings and buying back shares with its free cash flow.

Away from technology, miner Barrick Gold benefitted from rising gold prices and from its expanding copper business. We initiated our investment when the stock was trading at below normal price to earnings and price to book valuations. The depressed valuation was largely due to long-term issues driven by poor acquisitions and shorter-term inflationary pressures that had been a drag on profitability. Following Barrick’s 2019 merger with Randgold, the latter’s senior management team took the reins and have since streamlined and optimized the company’s once sprawling asset base. Today, Barrick is improving operations and driving organic growth which should improve returns on capital. Bolstered by a nearly debt-free balance sheet and strong free cash flows, the company is well positioned to increase dividends, share buybacks and improve its valuation.

Finally, a strong contributor that we have discussed in past letters, power producer Vistra Corp. continued its upward trajectory from last year into the first quarter. A long-term holding, Vistra is a low-cost provider with increasingly important carbon-free nuclear facilities to power data centers. We had been trimming our position as the stock approached our price target and sold the last of our holding early in the quarter.

Taking a moment to reflect, it has been 5 years since the COVID crisis. During that time, in spite of the lack of breadth and Magnificent 7 dominance, market conditions have been better for our style of investing as interest rates normalized off of 0%. In our Performance Commentary from the 1st Quarter of 2020 we wrote:

“As 2020 began, persistently low rates and moderate global growth continued to drive investors into bond proxy (utilities, consumer staples and REITS) and high-growth stocks, leading to their outperformance and rich valuations.”

“By mid-March, with the virus spreading in the US, the Federal Reserve announced it would cut its baseline interest rate range to 0 to 0.25 percent, increase purchases of Treasury bonds and mortgage backed securities… With this last move, the bond proxies may have had their final momentum surge. Only time will tell.”

“When the market senses uncertainty, equities fall sharply and in unison, without regard to fundamentals or an eye to the future. As confidence returns, quality at an attractive price will likely outperform. At Sound Shore, we are long-term, value investors and believe our portfolio is well positioned for trends that are likely to emerge, post-crisis.”

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Indeed, in the last five years quality at an attractive price…what we think of as value at Sound Shore has performed quite well. It takes patience, conviction and humility to navigate through these cycles and create long-term results for our clients. As always, we are on to the next play and given the start to 2025 we remain vigilant in seeking the best opportunities for the future.

With all that said, we appreciate your investment alongside ours at Sound Shore. At March 31, 2025 Sound Shore’s portfolio had a forward price-earnings multiple of 11.0 times consensus, a meaningful discount to the S&P 500 at 20.1 times and the Russell Value at 16.1 times, despite strong balance sheets and free cash flow.

Note: This commentary was written the second week of April. Following the tariff announcements of April 2nd, the S&P 500 fell nearly 11% in just two days. As we witness continued volatility while writing this letter, it is important to reiterate the message we relayed above that short-term market performance may test our resolve, but patience is the virtue. We continue to analyze Sound Shore’s portfolio with regard to the proposed tariffs, understanding that the ultimate outcome is far from certain. Our team continues to monitor the situation and with our long-term approach to investing, we are taking advantage of price volatility where we see opportunity.

To hear from our team directly, please go to our website to access short video clips, including our Meet the Team introduction: https://soundshorefund.com/insights-news/.

Sincerely,

SOUND SHORE MANAGEMENT, INC.

Important Information

Performance data quoted represents past performance and is no guarantee of future results. The Fund’s Investor Class 1, 5, and 10-year average annual total returns for the period ended March 31, 2025 were 2.71%, 18.91%, and 8.56%, respectively. The Fund’s Institutional Class 1, 5, and 10-year average annual total returns for the same period were 2.90%, 19.13%, and 8.76%, respectively. Fund returns assume the reinvestment of all dividend and capital gain distributions. As stated in the current prospectus, the total annual operating expense ratio (gross) is 0.96% for the Investor Class and 0.86% for the Institutional Class. The net expense ratio for the Institutional Class is 0.75% pursuant to an expense limitation agreement between the Adviser and the Fund. This agreement is in effect until at least May 1, 2025. The performance for the Institutional Class prior to its inception on 12/9/13 is based on the performance of the Investor Class, adjusted to reflect the lower expense ratio of the Institutional Class (net of expense reimbursements).

It is not possible to invest directly in an Index. Data presented reflects that of the underlying holdings of the Fund, not of the Fund itself. FCF (Free Cash Flow) represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base. Forward P/E (estimated price-to-earnings) is a measure of the P/E using forecasted earnings for the P/E calculation. Price-to-book (P/B) ratio measures the market’s valuation of a company relative to its book value. The Standard & Poor’s 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The 1, 5, and 10-year average annual total returns for the same period were 8.25%, 18.59%, and 12.50%, respectively. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The 1, 5, and 10-year average annual total returns for the same period were 7.18%, 16.15%, and 8.79%, respectively. The “magnificent seven” stocks are 7 technology stocks that drove a large portion of the market’s returns in 2023 and 2024. The list includes Apple, Microsoft, Amazon, Alphabet (Google), Tesla, Nvidia and Meta Platforms. The Sound Shore Fund does not hold any of these stocks as of 03/31/25.

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This letter may contain discussions about certain investments both held and not held in the portfolio. As required by the Financial Industry Regulatory Authority (FINRA), we must remind you that current and future portfolio holdings are subject to risk. Percent of net assets as of 3/31/25: Barrick Gold Corporation: 3.00%; Check Point Software Technologies, Ltd.: 2.02%; The Walt Disney Company: 3.00%; PayPal Holdings, Inc.: 2.70%; Teva Pharmaceutical Industries Ltd.: 2.76%; and Vistra Corp.: 0.00%.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Mid Cap Risk: Securities of medium sized companies may be more volatile and more difficult to liquidate during market downturns than securities of large, more widely traded companies. Foreign Securities Risk: The Fund may invest in foreign securities primarily in the form of American Depositary Receipts. Investing in the securities of foreign issuers also involves certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers including increased risks of adverse issuer, political, regulatory, market or economic developments, changes in currency rates and in exchange control regulations. The Fund is also subject to other risks, including, but not limited to, risks associated with value investing. Dividends are not guaranteed and may fluctuate.

The views in this letter were those of the Fund managers as of 3/31/25 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter.

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SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Unaudited)

MARCH 31, 2025

	Share Amount	Value
Common Stock (96.5%)(a)
Communication Services (5.1%)
Match Group, Inc.	631,590	$19,705,608
The Walt Disney Co.	283,770	28,008,099
		47,713,707

Consumer Discretionary (7.1%)
General Motors Co.	296,745	13,955,917
Lennar Corp., Class A	145,575	16,709,099
Mohawk Industries, Inc.(b)	162,255	18,526,276
PVH Corp.	268,795	17,374,909
		66,566,201
Consumer Staples (5.4%)
Nestle SA, ADR	258,070	26,108,942
The Kroger Co.	363,730	24,620,884
		50,729,826
Energy (9.1%)
Coterra Energy, Inc.	1,222,390	35,327,071
EOG Resources, Inc.	225,510	28,919,402
Kinder Morgan, Inc.	719,690	20,532,756
		84,779,229
Financials (20.5%)
Berkshire Hathaway, Inc., Class B(b)	44,465	23,681,170
Capital One Financial Corp.	181,765	32,590,464
Citigroup, Inc.	426,075	30,247,064
Fidelity National Information Services, Inc.	395,815	29,559,464
PayPal Holdings, Inc.(b)	385,495	25,153,549
Wells Fargo & Co.	379,385	27,236,049
Willis Towers Watson PLC	68,345	23,097,193
		191,564,953
Health Care (27.1%)
Avantor, Inc.(b)	1,273,805	20,648,379
Baxter International, Inc.	879,085	30,091,080
Bristol-Myers Squibb Co.	417,675	25,473,998

See Notes to Schedule of Investments.

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SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Unaudited)(Continued)

MARCH 31, 2025

	Share Amount	Value
Health Care (27.1%) (continued)
GE HealthCare Technologies, Inc.	230,515	$18,604,866
Hologic, Inc.(b)	421,320	26,024,936
Incyte Corp.(b)	452,010	27,369,205
Organon & Co.	1,491,355	22,206,276
Perrigo Co. PLC	1,016,885	28,513,455
Teva Pharmaceutical Industries, Ltd., ADR(b)	1,676,325	25,765,115
Zimmer Biomet Holdings, Inc.	247,425	28,003,562
		252,700,872
Industrials (6.1%)
CSX Corp.	945,065	27,813,263
Southwest Airlines Co.	877,760	29,475,181
		57,288,444
Information Technology (5.8%)
Check Point Software Technologies, Ltd.(b)	82,485	18,799,981
Flex, Ltd.(b)	526,120	17,404,050
NXP Semiconductors NV	91,560	17,401,893
		53,605,924
Materials (5.6%)
Barrick Gold Corp.	1,437,500	27,945,000
CF Industries Holdings, Inc.	307,665	24,044,020
		51,989,020
Utilities (4.7%)
Public Service Enterprise Group, Inc.	240,155	19,764,756
The AES Corp.	1,896,780	23,558,008
		43,322,764
Total Common Stock (96.5%) (cost $762,289,620)		900,260,940

See Notes to Schedule of Investments.

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SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Unaudited)(Concluded)

MARCH 31, 2025

	Share Amount	Value
Short-Term Investments (3.7%)
Money Market Fund (3.7%)
First American Government Obligations Fund, Class X, 4.27%(c)	34,353,500	$34,353,500
Total Short-Term Investments (3.7%) (cost $34,353,500)		34,353,500

Investments, at value (100.2%) (cost $796,643,120)		$934,614,440
Other Liabilities Less Assets (-0.2%)		(1,959,276)
Net Assets (100.0%)		$932,655,164

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	Percentage disclosed reflects the money market fund’s institutional class shares 7-day yield as of March 31, 2025.

ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Schedule of Investments.

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SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

MARCH 31, 2025

1. Organization

Sound Shore Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on February 15, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”). The investment objective of the Fund is growth of capital. The Fund qualifies as an investment company as defined in Financial Accounting Standards Codification 946 — Financial Services — Investment Companies.

The total number of shares of common stock which the Fund is authorized to issue is 200,000,000, par value $0.001 per share of which 100,000,000 shares are designated to the Investor Class and 100,000,000 shares are designated to the Institutional Class. The Board of Directors (the “Board”) may, without shareholder approval, classify or reclassify any unissued shares into other classes or series of shares.

Each share of the Fund has equal dividend, distribution, liquidation and voting rights (except as to matters relating exclusively to one class of shares), and fractional shares have those rights proportionately.

2. Significant Accounting Policies

This schedule of investments is prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

The following represents the significant accounting policies of the Fund:

a. Security Valuation

Exchange-traded securities including those traded on the National Association of Securities Dealers’ Automated Quotation system (“NASDAQ”), are valued at the last quoted sale price or official closing price as provided by independent pricing services as of the close of trading on the system or exchange on which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices. Non-exchange-traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Investments in other open-end regulated investment companies are valued at their publicly traded net asset value (“NAV”).

Pursuant to Rule 2a-5 under the Investment Company Act, the Board has designated Sound Shore Management, Inc. (the "Adviser"), as the Fund's valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the oversight of the Board and certain reporting and other requirements intended to provide the Board the information needed to oversee the Adviser's fair value determinations. The Adviser is responsible for determining the fair value of investments for which market quotations are not readily available in accordance with policies and procedures that have been approved by the Board. Under these procedures, the Adviser convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value. The Board has approved the Adviser’s fair valuation procedures as a part of the Fund’s compliance program and will review any changes made to the procedures.

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SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)(Continued)

MARCH 31, 2025

The Adviser provides fair valuation inputs pursuant to its fair valuation procedures if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of the Adviser the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: (i) only a bid price or an asked price is available, (ii) the spread between the bid price and the asked price is substantial, (iii) the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as the suspension or limitation of trading. Fair valuation is based on subjective factors and, as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a NAV different from one determined by using market quotations.

Valuation inputs used to determine the value of the Fund’s investments are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets

Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the valuation procedures noted previously, equity securities (including exchange-traded securities and other open-end regulated investment companies) are generally categorized as Level 1 securities in the fair value hierarchy. Investments for which there are no quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Adviser under the Adviser’s fair valuation procedures. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

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SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)(Concluded)

MARCH 31, 2025

The following table summarizes the Fund’s investments categorized in the fair value hierarchy as of March 31, 2025:

Security Type	Level 1	Level 2	Level 3	Total Investments in Securities
Common Stock	$900,260,940	$–	$–	$900,260,940
Short-Term Investments	34,353,500	–	–	34,353,500
Total Investments	$934,614,440	$–	$–	$934,614,440

At March 31, 2025, all equity securities and open-end regulated investment companies were included in Level 1 in the table above. Please refer to the Schedule of Investments to view equity securities categorized by sector/industry type.

b. Security Transactions

Security transactions are recorded on a trade date basis.

3. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the report was issued. Management has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the schedule of investments as of the date the schedule of investments were issued.

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Investment Adviser

Sound Shore Management, Inc.

Greenwich, Connecticut

Administrator

Apex Fund Services

Portland, Maine

Distributor

Foreside Fund Services, LLC

Portland, Maine

www.acaglobal.com

Transfer and Distribution Paying Agent

Apex Fund Services

Portland, Maine

Custodian

US Bank, N.A.

Milwaukee, Wisconsin

Fund Counsel

Sullivan and Worcester LLP

New York, New York

Independent Registered

Public Accounting Firm

Cohen & Company, Ltd.

Philadelphia, Pennsylvania

207-QR-0325

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s objectives and policies, experience of its management, and other information.

SOUND SHORE FUND, INC.

Three Canal Plaza

Portland, ME 04101

www.soundshorefund.com

(800) 551-1980

Quarterly Letter to Shareholders (Unaudited) MARCH 31, 2025